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                                                                   EXHIBIT 10.60

                             AMENDMENT NO. 1996-1
                         TO EMPLOYEE HOME LOAN PROGRAM

                  This Amendment No. 1996-1 is made to the Employee Home Loan Program of Great Western Financial Corporation (Revised and Restated as of April 27, 1993) (the "Plan"). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Plan.

                  WHEREAS, the Company has determined that it is in its best interest and that of its stockholders to amend the Plan as set forth herein;

                  NOW THEREFORE, the Plan is amended as follows:

                  1. Section 9 of the Plan is amended in its entirety to read as follows:

                  9.       Disqualification.  Except as provided below,
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                  employees will be disqualified if terminated or if work hours are reduced below twenty and one-half hours a week, or if assigned temporary or utility status, in which case the modification agreement setting forth the special employee home loan terms will be of no force and effect. Employees will not be disqualified if they are terminated without cause or if work hours are reduced below twenty and one-half hours a week if such termination or reduction in hours occurs (a) within 24 months following a Change in Control or (b) during a Potential Change in Control Period (as each term is defined in Section 14 hereof). Directors will be disqualified upon termination from the Board except upon retirement (after five years' service), as a result of being disabled, as a result of a Change in Control (as defined in Section 14 hereof), or as a result of being removed from the Board without cause within
                  24 months following a
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                  Change in Control (as defined in Section 14 hereof).

                  2. Section 11 of the Plan is amended in its entirety to read as follows:

                  11.      Modification and Suspension.  Great Western
                           ---------------------------
                  reserves the right to suspend or modify the provisions of the Employee Home Loan Program at any time. However, no such suspension or modification after a Change in Control or during a Potential Change in Control Period (as each term is defined in Section 14 hereof) shall detract from the benefit then available or increase the otherwise applicable interest rate under existing loans covered by the Employee Home Loan Program (the "Program").

                  3.       The Plan is amended by inserting the
following as a new Section 14:

                  14.      Definitions:  For purposes of the
                           -----------
                  Program, the following definitions apply:

                           "Board of Directors" shall mean the Board of
                  Directors of Great Western Financial Corporation.

                           A "Change in Control" shall be deemed to have
                  occurred if the event set forth in any one of the following paragraphs shall have occurred:

                                    (a) Any Person is or becomes the Beneficial
                           Owner (as defined in Rule 13d-3 under the Exchange
                           Act), directly or indirectly, of securities of Great Western Financial Corporation (not including in the securities beneficially owned by such Person any

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                           securities acquired directly from Great Western
                           Financial Corporation or its affiliates) representing 25% or more of either the then outstanding shares of common stock of Great Western Financial Corporation or the combined voting power of Great Western Financial Corporation's then outstanding securities, excluding any Person who becomes such a beneficial owner in connection with a transaction described in clause (i) of paragraph (c) below; or

                                    (b) The following individuals cease for any
                           reason to constitute a majority of the number of directors then serving: individuals who, on December 10, 1996, constitute the Board of Directors and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of Great Western Financial Corporation) whose appointment or election by the Board of Directors or nomination for election by Great Western Financial Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on December 10, 1996, or whose appointment, election or nomination for election was previously so approved; or

                                    (c) There is consummated a merger or
                           consolidation of Great Western Financial Corporation with

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                           any other corporation, other than (i) a merger or
                           consolidation which would result in the voting securities of Great Western Financial Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the voting securities of Great Western Financial Corporation or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (ii) a merger or consolidation effected to implement a recapitalization of Great Western Financial Corporation (or similar transaction) in which no Person is or becomes the beneficial owner, directly or indirectly, of securities of Great Western Financial Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from Great Western Financial Corporation or its subsidiaries) representing 25% or more of either the then outstanding shares of common stock of Great Western Financial Corporation or the combined voting power of Great Western Financial Corporation's then outstanding securities; or

                                    (d) The stockholders of Great Western
                           Financial Corporation approve a plan of complete liquidation or dissolution of Great Western Financial Corporation or there is consummated an agreement for the sale or

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                           disposition by Great Western Financial Corporation of
                           all or substantially all of Great Western Financial Corporation's assets.

                  Notwithstanding the foregoing, a "Change in Control" shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of Great Western Financial Corporation immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of Great Western Financial Corporation immediately following such transaction or series of transactions.

                           "Exchange Act" shall mean the Securities Exchange Act
                  of 1934, as amended.

                           "Person" has the meaning given in Section 3(a)(9) of
                  the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) Great Western Financial Corporation or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of Great Western Financial Corporation or any of its Subsidiaries, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of Great Western Financial Corporation in substantially the same proportions as their ownership of stock of Company.

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                           A "Potential Change in Control" shall be deemed to
                  have occurred if the event set forth in any one of the following paragraphs shall have occurred:

                                    (a) Great Western Financial Corporation
                           enters into an agreement, the consummation of which would result in the occurrence of a Change in Control;

                                    (b) Great Western Financial Corporation or
                           any Person publicly announces an intention to take or to consider taking actions which, if consummated, would constitute a Change in Control;

                                    (c) any Person becomes the beneficial owner,
                           directly or indirectly, of securities of Great Western Financial Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from Great Western Financial Corporation or its affiliates) representing 15% or more of either the then outstanding shares of common stock of Great Western Financial Corporation or the combined voting power of Great Western's then outstanding securities;

                                    (d) the filing with the Federal Home Loan
                           Bank Board and/or the FSLIC or their successor of an application for Change in Control; or

                                    (e) the Board of Directors adopts a
                           resolution to the effect that, for purposes of this Program, a

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                           Potential Change in Control has occurred.

                           A "Potential Change in Control Period" shall commence
                  upon the occurrence of a Potential Change in Control and shall end six months following the earlier to occur of (i) a Change in Control and (ii) the date on which such Potential Change in Control ceases to exist (whether by resolution of the Board of Directors or otherwise).

                  The effective date of this Amendment No. 1996-1 shall be December 10, 1996. Except as herein modified, the Plan shall remain in full force and effect.

                                            GREAT WESTERN
                                              FINANCIAL CORPORATION



                                            By:/s/ J. Lance Erikson
                                               --------------------
                                            Executive Vice President,
                                            General Counsel and
                                            Secretary

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